UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
		    WASHINGTON, DC 20549

			  FORM 8-K

		    CURRENT REPORT PURSUANT
	          TO SECTION 13 OR 15(D) OF THE
	         SECURITIES EXCHANGE ACT OF 1934

			February 3, 2011
	Date of report (Date of earliest event reported):

		    Avatar Ventures Corp.
	(Exact Name of Registrant as Specified in Its Charter)

			   Nevada
	 (State or Other Jurisdiction of Incorporation)

   333-147037                       N/A
(Commission File Number)   (IRS Employer Identification No.)


POSTAL CODE 130021, BOX 2225, MING DE ROAD POST OFFICE, CHAO YANG,
                   CHANG CHUN CHINA 1300006
      (Address of Principal Executive Offices, Zip Code)

                           949-209-7970
         (Registrant's Telephone Number, Including Area Code)

                          Not Applicable
--------------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









Item 8.01 Other Events.

On January 28, 2011, the Companys Board of Directors approved of a 12 for one common stock dividend (the dividend) of the Companys issued and outstanding common stock, par value .001, with a record date of February 3, 2011 and a payment date of February8, 2011. Each shareholder will receive a dividend of twelve (12) common shares for every one (1) share owned on the record date.

The company had 5,250,000 shares issued and outstanding prior to the dividend and as a result of the common stock dividend; the company will have 68,250,000 common shares issued and outstanding following the dividend.






SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 AVATAR VENTURES CORP.


 By: /s/ Zhen Chen
 Name: Zhen Chen
 Title: President and Chief Executive Officer


Date:  February 7, 2011